UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2024

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 6, 2024, in connection with a previously announced offering, Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra”), issued US$100,000,000 aggregate principal amount of additional 9.500% Senior Secured Amortizing Notes due 2029 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act, and pursuant to certain prospectus exemptions in Canada.

Gran Tierra intends to use the net proceeds from the Offering to repay the outstanding amounts borrowed under its existing credit facility (after which the credit facility will be terminated), and any remaining net proceeds from the offering for general corporate purposes, which may include additional capital to appraise and develop exploration discoveries, repayment of other indebtedness, working capital and/or acquisitions.

The Notes were issued pursuant to an indenture (the “Indenture”), dated October 20, 2023, among Gran Tierra, certain of its subsidiaries of Gran Tierra party thereto and U.S. Bank Trust Company, National Association, as trustee, pursuant to which Gran Tierra previously issued US$487,590,000 aggregate principal amount of its 9.500% Senior Secured Amortizing Notes due 2029 (the “Original Notes”). The Notes are guaranteed on a senior basis by the subsidiary guarantors party to the Indenture, and secured by a first lien priority interest in the capital stock of certain subsidiary guarantors. The Notes have the same terms and provisions as the Original Notes, except for the issue price, and will form the same series as the Original Notes, including with respect to interest payments.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note, copies of which are filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Information.

On February 1, 2024, Gran Tierra issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the launch of the Offering.

On February 1, 2024, Gran Tierra issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the pricing of the Offering.

On February 6, 2024, Gran Tierra issued a press release, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference, announcing the closing of the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Indenture related to the 9.500% Senior Secured Amortizing Notes due 2029, dated as of October 20, 2023, among Gran Tierra Energy Inc., the guarantors named therein, and U.S. Bank Trust Company, National Association (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on October 24, 2023).
4.2	Form of 9.500% Senior Secured Amortizing Notes due 2029 (included as Exhibit A to Exhibit 4.1).
99.1	Press Release issued by Gran Tierra Energy Inc. dated February 1, 2024.
99.2	Press Release issued by Gran Tierra Energy Inc. dated February 1, 2024.
99.3	Press Release issued by Gran Tierra Energy Inc. dated February 6, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024

GRAN TIERRA ENERGY INC.

By:	/s/ Gary S. Guidry
Name: Gary S. Guidry
Title: President and Chief Executive Officer